                   SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

          This Second Amendment to Loan and Security Agreement (the "Amendment") is dated as of this _______ day of December, 1998 and is entered into among Javelin Systems, Inc., CCI Group, Inc. and Posnet Computer, Inc. (jointly and severally, "Borrower") and FINOVA Capital Corporation ("FINOVA"), in reference to that certain Loan and Security Agreement among them (the "Loan Agreement") dated June 8, 1998, as amended. Capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Loan Agreement.

          (a) FINOVA currently provides financial accommodations to Borrower pursuant to the terms of the Loan Agreement.

          (b) Borrower has requested that FINOVA amend the collateral reporting requirements under the Loan Agreement and consent to the acquisition by Javelin of RGB/Trinet Limited and Jade Communications Limited. FINOVA has consented to Borrower's request on the terms and subject to the conditions set forth in this Amendment.

          Now therefore, the parties hereto do hereby agree as follows:

          1. MODIFICATION TO REPORTING REQUIREMENTS AND RELATED MODIFICATIONS. Clause (i) of Section 9. 1 (b) of the Loan Agreement is hereby amended in full to read as follows:

          "(i) FINOVA'S STANDARD FORM COLLATERAL AND LOAN REPORT, DAILY, AND UPON FINOVA'S REQUEST, COPIES OF SALES JOURNALS, CASH RECEIPT JOURNALS, AND DEPOSIT SLIPS; PROVIDED THAT JAVELIN AND POSNET SHALL PROVIDE FINOVA'S STANDARD FORM COLLATERAL AND LOAN REPORT MONTHLY (RATHER THAN DAILY), BY THE FIFTH DAY OF EACH MONTH FOR THE PRECEDING MONTH, SO LONG AS EXCESS AVAILABILITY AT ALL TIMES EXCEEDS $3,000,000;"

          2. CONSENT TO ACQUISITION. FINOVA hereby consents to the acquisition by Javelin of RGB/Trinet Limited and Jade Communications Limited, on the terms disclosed to FINOVA prior to the date hereof. This consent is limited to the specific transaction described herein and shall not relieve Borrower of its obligation to comply in the future with Section 6.2.1 of the Loan Agreement.

          3. REAFFIRMATION. Except as amended by terms herein, the Loan Agreement and each of the other documents, instruments and agreements executed and delivered in connection therewith remain in full force and effect in accordance with their terms. Without limiting the generality of the foregoing, each of Javelin, Posnet and CCI shall continue to comply with the terms of
Section 2.10(c) of the Loan Agreement. If there is any conflict between the terms and conditions of the Loan Agreement and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall govern.

          4. ADDITIONAL FEES. In consideration of this Amendment, Borrower shall pay to FINOVA on the date hereof a fee of $1,500, which fee shall be deemed fully earned upon execution of this Amendment and shall be in addition to all other fees and charges payable by Borrower to FINOVA.

          5. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          6. GOVERNING LAW. This Amendment shall be governed by and construed according to the laws of the State of Arizona.

          7. ATTORNEYS' FEES AND WAIVER OF JURY TRIAL. Borrower agrees to pay, on demand, all attorneys' fees and costs incurred in connection with the preparation, negotiation, documentation and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation, enforcement or otherwise concerning its terms, the prevailing party in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party may be entitled. Each of the parties hereto hereby waives any and all rights to a trial by jury in any such action or proceeding.


                                   FINOVA CAPITAL CORPORATION


                                   By:
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   JAVELIN SYSTEMS, INC.


                                   By:   /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                   Its:  CHIEF FINANCIAL OFFICER
                                       -----------------------------------------

                                   CCI GROUP, INC.


                                   By:   /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                   Its:  CHIEF FINANCIAL OFFICER
                                       -----------------------------------------

                                   POSNET COMPUTERS, INC.


                                   By:   /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                   Its:  CHIEF FINANCIAL OFFICER
                                       -----------------------------------------

Each of the undersigned guarantors reaffirms the terms of its Secured Continuing Corporate Guaranty dated June 8, 1998, acknowledges that such Secured Continuing Corporate Guaranty remains in full force and effect, and consents to and acknowledges the terms of this Amendment as of the date first set forth above.

JAVELIN SYSTEMS, INC.



By:   /s/ [ILLEGIBLE]
    -----------------------------------------
Its:  CHIEF FINANCIAL OFFICER
    -----------------------------------------



CCI GROUP, INC.


By:   /s/ [ILLEGIBLE]
    -----------------------------------------
Its:  CHIEF FINANCIAL OFFICER
    -----------------------------------------



POSNET COMPUTERS, INC.



By:   /s/ [ILLEGIBLE]
    -----------------------------------------
Its:  CHIEF FINANCIAL OFFICER
    -----------------------------------------

                    THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

          This Third Amendment to Loan and Security Agreement (the "Amendment") is dated as of this ____ day of January, 1999 and is entered into among Javelin Systems, Inc., CCI Group, Inc. and Posnet Computers, Inc. (jointly and severally, "Borrower") and FINOVA Capital Corporation ("FINOVA"), in reference to that certain Loan and Security Agreement among them (the
"Loan Agreement") dated June 8, 1998, as amended. Capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Loan Agreement.

          (a) FINOVA currently provides financial accommodations to Borrower pursuant to the terms of the Loan Agreement.

          (b) Borrower has requested that FINOVA provide to Javelin a letter of credit subline in the amount of $1,000,000. FINOVA has consented to Borrower's request on the terms and subject to the conditions set forth in this Amendment.

          Now therefore, the parties hereto do hereby agree as follows:

1. LETTERS OF CREDIT. Section 2.4 of the Loan Agreement is restated in full to read as follows:

          "At the request of Javelin, FINOVA may, in its Permitted Discretion, arrange for the issuance of letters of credit for the account of Javelin and guarantees of payment of such letters of credit, in each case in form and substance satisfactory to FINOVA in its sole discretion (collectively, "Letters of Credit"). The aggregate face amount of all outstanding Letters of Credit from time to time shall not exceed the amount shown on the Schedule, and shall be reserved against the availability of Revolving Credit Loans to Javelin.
          Javelin shall pay all bank charges for the issuance of Letters of Credit, together with an additional fee to FINOVA equal to the percentage set forth on the Schedule of the aggregate face amount of each Letter of Credit outstanding from time to time during the term of this Agreement (the "L/C Fee"). The L/C Fee shall be deemed to be fully earned upon the issuance of each Letter of Credit and shall be due and payable on the first Business Day of each month following a month during which any Letter of Credit is outstanding. Any advance by FINOVA under or in connection with a Letter of Credit shall constitute an Obligation hereunder. Each Letter of Credit shall have an expiry date no later than thirty (30) days prior to the last day of the Initial Term or, if issued during any Renewal Term no later than thirty (30) days prior to the last day of such Renewal Term. Immediately upon any termination of this Agreement, Javelin shall either: (i) provide cash collateral to FINOVA in an amount equal to 105% of the maximum amount of FINOVA's obligations under or in connection with all then outstanding Letters of Credit, or (ii) cause to be delivered to FINOVA releases of all of FINOVA's obligations under outstanding Letters of Credit. At FINOVA's discretion, any proceeds of Collateral received by FINOVA may be held as the cash collateral required by this Section 2.4. Javelin hereby agrees to indemnify, save, and hold FINOVA harmless from any loss, cost, expense, or liability, including payments made by FINOVA, expenses, and reasonable attorneys' fees incurred by FINOVA arising out of or in connection with any Letters of Credit. Javelin agrees to be bound by the issuing bank's regulations and interpretations of any Letters of Credit guarantied by FINOVA and opened for Javelin's account or by FINOVA's interpretations of any Letter of Credit issued by FINOVA for Javelin's account, and Javelin understands and agrees that FINOVA shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Javelin's instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto. Javelin understands that FINOVA may indemnify the bank issuing a Letter of Credit for certain costs or liabilities arising out of claims by Javelin against such issuing bank. Javelin hereby agrees to indemnify and hold FINOVA harmless with respect to any loss, cost, expense, or liability incurred by FINOVA under any such indemnification by FINOVA to any issuing bank."

2. CONDITIONS TO ADVANCES. The introductory clause of Section 4.2 of the Loan Agreement is hereby deleted and replaced with the following:

          "The obligation of FINOVA to make any advance or cause any Letter of Credit to be issued hereunder (including the initial advance) shall be subject to the further conditions precedent that, on and as of the date of such advance or Letter of Credit issuance:"

3. REVOLVING LOAN LOANS. Clause (b)(i) of the borrowing formula of Javelin, set forth on page S-2 of the Schedule to the Loan Agreement, is hereby amended in full to read as follows:

          "an amount equal to (A) 80% of the net amount of Javelin's Eligible Receivables, less (B) the aggregate undrawn face amount of all Letters of Credit issued under Section 2.4 of this Agreement; plus"

4. LETTERS OF CREDIT. The following is inserted at page S-3 immediately following the paragraph entitled "Term Loan":

          "LETTERS OF CREDIT (SECTION 2.4):

          The aggregate face amount of all outstanding Letters of Credit from time to time shall not exceed $1,000,000, and shall be reserved against the availability of Revolving Credit Loans to Javelin pursuant to Section 2.4 hereof. The L/C Fee shall equal 2.0% per annum of the aggregate face amount of each Letter of Credit outstanding from time to time during the term of this

          Agreement. The L/C Fee shall be deemed to be fully earned upon the issuance of each Letter of Credit and shall be due and payable on the first Business Day of each month following a month during which any Letter of Credit is outstanding."

5. REPRESENTATIONS AND WARRANTIES. Borrower confirms to FINOVA that as of the date hereof the representations and warranties contained in Section 5 of the Loan Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default or Event of Default has occurred and is continuing.

6. CONDITIONS PRECEDENT. Each of the following shall be a condition precedent to the effectiveness of this Amendment:

     (i) FINOVA shall have received this Amendment, duly executed by each of the parties hereto, and such other documents and agreements as it shall reasonably require.

     (ii)   No Default or Event of Default shall exist.

     (iii) All fees payable by Borrower hereunder and under the Loan Agreement shall have been received by FINOVA.

7. ACCOMMODATION FEE. In consideration of this Amendment and the financial accommodations made available to Borrower from FINOVA, Borrower shall pay to FINOVA on the date hereof an accommodation fee of $1,500, which fee shall be deemed fully earned upon execution of this Amendment and shall be in addition to all other fees and charges payable by Borrower to FINOVA.

8. REAFFIRMATION. Except as amended by the terms herein, the Loan Documents remain in full force and effect. If there is any conflict between the terms and provisions of the Loan Documents and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall govern.

9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

10. GOVERNING LAW. This Amendment shall be governed by and construed according to the laws of the State of Arizona.

11. ATTORNEYS' FEES. Borrower shall pay, on demand, all attorneys' fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. Further, if any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation and enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

12. WAIVER OF JURY TRIAL. Each of the parties hereto waives its right to a trial by jury in any action to enforce, defend or interpret, or otherwise concerning, this Amendment.

                                   FINOVA CAPITAL CORPORATION


                                   By:
                                       -----------------------------------------
                                   Its:
                                       -----------------------------------------

                                   JAVELIN SYSTEM INC.


                                   By:   /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                   Its:  CFO
                                       -----------------------------------------


                                   CCI GROUP, INC.


                                   By:   /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                   Its:  CFO
                                       -----------------------------------------


                                   POSNET COMPUTERS, INC.


                                   By:   /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                   Its:  CFO
                                       -----------------------------------------

Each of the undersigned guarantors reaffirms the terms of its Secured Continuing Corporate Guaranty dated June 8, 1998, acknowledges that such Secured Continuing Corporate Guaranty remains in full force and effect, and consents to and acknowledges the terms of this Amendment as of the date first set forth above.

JAVELIN SYSTEMS, INC.



By:   /s/ [ILLEGIBLE]
    -----------------------------------------
Its:  CFO
    -----------------------------------------



CCI GROUP, INC.



By:   /s/ [ILLEGIBLE]
    -----------------------------------------
Its:  CFO
    -----------------------------------------



POSNET COMPUTERS, INC.



By:   /s/ [ILLEGIBLE]
    -----------------------------------------
Its:  CFO
    -----------------------------------------